SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.  20549

                                   FORM 8K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2003

                       PITTSBURGH & WEST VIRGINIA RAILROAD
              (Exact name of registrant as specified in its charter)

       Pennsylvania                        25-6002536
(State of organization)      (I.R.S. Employer Identification No.)

#2 Port Amherst Drive, Charleston, WV                            25306-6699
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code (304) 926-1124

Item 1     CHANGES IN CONTROL OF REGISTRANT

           There were no changes in control of registrant.

Item 2     ACQUISITION OR DISPOSITION OF ASSETS

           There were no acquisition or disposition of assets.

Item 3     BANKRUPTCY OR RECEIVERSHIP

           There were no matters related to bankruptcy or receivership.

Item 4     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Subsequent to March 17, 2003, the prior independent accountants, Gibbons & Kawash, reconsidered their decision not to stand for re-election as auditors. Consequently, Gibbons & Kawash was re-elected as auditors on May 15, 2003.

Item 5     OTHER EVENTS

           There were no other events requiring disclosure.

Item 6     RESIGNATION OF REGISTRANT'S DIRECTORS

           There were no resignations of any of the registrant's directors.

Item 7     FINANCIAL STATEMENTS AND EXHIBITS

           There are no required financial statements or exhibits to be filed as part of this report.

Item 8     CHANGE IN FISCAL YEAR

           There was no change in fiscal year.

Item 9     REGULATION FD DISCLOSURE

           There were no disclosures required pursuant Regulation FD.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


By:  /s/ Robert A. Hamstead
     Robert A. Hamstead
     Vice President and Secretary-Treasurer

     Date:  May 16, 2003








     March 17, 2003


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

     We agree with the statements made by the registrant, Pittsburgh and West Virginia Railroad, in response to SEC Reg. §229.304. Item 304.

          Sincerely,















     March 17, 2003


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

     We agree with the statements made by the registrant, Pittsburgh and West Virginia Railroad, in response to SEC Reg. §229.304. Item 304.

          Sincerely,










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